UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

March 3, 2003
(Date of earliest event reported)

ACME Television, LLC
(Exact name of registrant as specified in its charter)

DE	333-40281	52-2050588
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 E. Fourth Street, Suite 202-A Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (714) 245-9499

Former name or former address, if changed since last report:

Item 5. Other Materially Important Events.

   On March 3, 2003 the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference

Item 7. Financial Statements and Exhibits.

(c)     Exhibit 99.1. Press release dated March 3, 2003

    Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACME Television, LLC (Registrant)
March 05, 2003 (Date)	/s/ THOMAS D. ALLEN Thomas D. Allen Executive Vice President and Chief Financial Officer